UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2019

PRESIDIO PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of Principal Executive Offices, Including Zip Code)

____________________

(760) 471-8536

(Registrant’s Telephone Number, Including Area Code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 2, 2019, Presidio Property Trust, Inc. (formerly known as NetREIT, Inc. or “Company”) received a notice that an event of default occurred (“Default Notice”) from PFP III Sub II, LLC (“Prime”), the sole holder of the Company’s Series B Preferred Stock.  Pursuant to the terms of the Investor Agreement dated August 4, 2014 and the corresponding Articles Supplementary filed concurrently therewith, the mandatory redemption date occurred on August 1, 2019 (“Trigger Date”), and the Company failed to redeem the 16,000 outstanding shares at the call price.  The failure to redeem the Series B Preferred Stock constitutes an event of default, which triggers an annual cash dividend payable per share equal to 24% of the liquidation preference of $1,000 per share, effective as of the Trigger Date.

Prime demanded immediate payment of all amounts due and reiterated the Company’s recourse obligation for costs and expenses in connection with Prime’s enforcement of its rights and remedies.  Prime has not waived the event of default and has expressly reserved its rights and remedies, which include those previously disclosed in the Company’s current reports on Form 8-K filed on August 8, 2014 (including the Investor Agreement and Articles Supplementary attached thereto as exhibits), July 3, 2017 and December 26, 2018, quarterly reports on Form 10-Q filed since August 13, 2014, annual reports on Form 10-K filed since the years ended December 31, 2014, 2015, 2016, 2017 and 2018, Form S-11 filed on September 18, 2017, and Form S-11/A filed on January 17, 2018 (which are incorporated by reference herein to the extent they refer to the Investor Agreement and Articles Supplementary).  Prime has certain rights and remedies following the occurrence and during the continuation of an event of default and additional rights and remedies that commence on the Trigger Date.  Subject to certain limitations under certain agreements (including mortgage loan documents), the Maryland General Corporation Law and/or the Company’s charter, Prime’s right to take unilateral action to, or cause the Company to, among other rights, include the following:

▪Replace property managers and leasing agents;

▪

Terminate contracts between the Company and/or any of its subsidiaries and any affiliate of the Company to the extent that such contracts relate to the ownership, leasing, management, or use of the Company’s real property;

▪	Replace any managing member or general partner;

▪	Following 180 days after the Trigger Date, sell any real property;

▪	Sell any property (in addition to real property);

▪	Implement Major Decisions (as defined in the Investor Agreement);

▪Refinance, repay or prepay any indebtedness, including existing mortgage loans secured by real property;

▪Cure any default under any indebtedness, including mortgages; and

▪Elect six individuals to serve as members of the Board of Directors of the Company.

Commencing on the occurrence of an event of default, the Company is required to apply any excess cash flow held by the Company and its subsidiaries at the end of each month to the payment of any accrued but unpaid dividends on the Series B Preferred Stock.

Except for the annual cash dividend rate of 24%, which is 10% in excess of the 14% dividend rate that the Company had been accruing and paying, the Company has not received any notice or other communication from Prime that it intends to exercise any of the rights or remedies available to it in connection with the event of default.  The exercise of additional rights and remedies by Prime, including its right to replace a majority of the Company’s board of directors (and, in effect, take control of the Company) and its right to sell real property, may have a material adverse effect on the Company, including its business, results of operations and financial condition.

The foregoing descriptions of Prime’s rights and remedies and the Company’s recourse obligations in an event of default are only summaries and are qualified in their entirety by reference to the Investor Agreement and Articles Supplementary (which designates the preferences, powers, rights and other terms of the Series B Preferred Stock), copies of which were filed as exhibits to the Form 8-K filed on August 8, 2014 and are incorporated herein by reference.

The Company is pursuing financing alternatives to redeem the outstanding shares of Series B Preferred Stock, and the Company expects such financing and redemption to be completed before the end of the Company’s third fiscal quarter, September 30, 2019.  The Company also continues to review its portfolio of real property to determine which properties to sell in order to generate sufficient net proceeds to redeem its Series B Preferred Stock.  However, there is no guarantee that the Company will be able to obtain the financing necessary to redeem any or all Series B Preferred Stock outstanding or sell real property on terms favorable to the Company or on any terms.

Forward-Looking Statements

The Company's statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements, which are based on certain assumptions and describe future financing and/or property sales plans, strategies, intentions and expectations, are generally identifiable by use of the words "expect," "project," "may," "will," "should," "could," "would," "intend," "plan," "propose," "anticipate," "estimate," "believe," "continue," "predict," "potential" or the negative of such terms and other comparable terminology.  The Company's ability to predict results or the actual effect of such future plans or strategies is inherently uncertain.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For more information regarding risks and uncertainties that may affect the Company's future results, review the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2019	PRESIDIO PROPERTY TRUST, INC.
By:/s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel